Exhibit 10.3

AMENDMENT NO. 2
TO
COOPERATION AGREEMENT AND AMENDMENT NO. 1

THIS AMENDMENT NO. 2 TO COOPERATION AGREEMENT AND AMENDMENT NO. 1 (this “Amendment”) is entered into this 1st day of September, 2016 by and between Enphase Energy, Inc., a Delaware corporation (“Enphase”) and Phoenix Contact GmbH & Co. KG and Phoenix Contact USA, Inc., (collectively “Phoenix Contact”). Capitalized terms used herein without definition shall have the same meanings given them in the Cooperation Agreement (as defined below).

RECITALS

A.
Enphase and Phoenix Contact have entered into that certain Cooperation Agreement dated as of December 7, 2010 and the Amendment No. 1 dated as of October 2011(as amended, restated, supplemented or otherwise modified from time to time, the “Cooperation Agreement”).

B.	Enphase and Phoenix Contact have agreed to amend the Cooperation Agreement and Amendment No.1 upon the terms and conditions more fully set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	AMENDMENTS.
NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the following changes:

1.1	Section 4 of Annex 6 to the Cooperation Agreement and Amendment No.1, “Forecast and Raw Material Liability”, is deleted in its entirety.

1.2	Section 6 of Annex 6 to the Cooperation Agreement and Amendment No.1, “Payment Terms”, shall be deleted and replaced with the following:
“6. Payment Terms Cash in advance with each Purchase Order.”

1.3
EFFECTIVNESS: Until September 7, 2016 confirmed purchase orders from Enphase regarding the average amount of supplied CONTRACTUAL PRODUCTS of the last eight (8) months shall be supplied under the conditions of the Cooperation Agreement and Amendment No. 1. All purchase orders which are confirmed after September 7, 2016 and/or have a higher amount than the average amount of supplied CONTRACTUAL PRODUCTS of the last eight (8) months shall be delivered under the conditions of this Amendment No.2

1.4	All other terms and provisions of the Cooperation Agreement shall remain in full force and effect, as amended hereby, and are incorporated herein by reference.

2.
LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Cooperation Agreement and Amendment No.1 or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the parties may now have or may have in the future under or in connection with the Cooperation Agreement and Amendment No.1 or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Cooperation Agreement and Amendment No.1 shall continue in full force and effect.

3.
COUNTERPARTS. This Amendment may be signed originally INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto except the Cooperation Agreement and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

ENPHASE ENERGY, INC.

By:	/s/ Darien Spencer
Name:	Darien Spencer
Title:	VP, Global Operations

PHOENIX CONTACT GMBH & CO. KG		PHOENIX CONTACT USA, INC.

By:	/s/ Torsten Janwlecke	By:	/s/ Jack Nehlig
Name:	Torsten Janwlecke	Name:	Jack Nehlig
Title:	President	Title:	President